Exhibit 10.25

NOT SPECIFIED /OTHER

ASSISTANCE AGREEMENT

1. Award No.	2. Modification No.	3. Effective Date	4. CFDA No.

DE-EE0002614	04/01/2010	81.086

5. Awarded To	6. Sponsoring Office	7. Period of Performance

SMITH ELECTRIC VEHICLES US CORP.	U.S. DOE/NETL	04/01/2010
Attn: MARK AUBRY	Morgantown Campus	through
12200 NW AMBASSADOR DRIVE	3610 Collins Ferry Road	11/30/2013
KANSAS CITY MO 641631244	PO Box 880
Morgantown WV 26507-0880

8. Type of Agreement	9. Authority	10. Purchase Request or Funding Document No.

☒ Grant	31 USC 6304 See Page 2	10EE002915
☐ Cooperative Agreement	10 USC 2358
☐ Other

11. Remittance Address	12. Total Amount	13. Funds Obligated

SMITH ELECTRIC VEHICLES US CORP.	Govt. Share	: $32,000,000.00	This action	:
Attn: MARK AUBRY	$32,000,000.00
12200 NW AMBASSADOR DRIVE
KANSAS CITY MO 641631244	Cost Share	: $36,007,348.00	Total	:
$32,000,000.00

Total	: $68,007,348.00

14. Principal Investigator	15. Program Manager	16. Administrator

Mr. Robin Mackie	John J. Conley	U.S. DOE/NETL
Phone: *****	Phone: *****	Morgantown Campus
3610 Collins Ferry Road
PO Box 880
Morgantown WV 26507-0880

17. Submit Payment Requests To	18. Paying Office	19. Submit Reports To

OR for NETL (Morgantown)	OR for NETL (Morgantown)	See Reporting Requirement
U.S. Department of Energy	U.S. Department of Energy	Checklist
Oak Ridge Financial Service Center	Oak Ridge Financial Service Center
P.O. Box 4787	P.O. Box 4787
Oak Ridge TN 37831	Oak Ridge TN 37831

20. Accounting and Appropriation Data

21. Research Title and/or Description of Project

RECOVERY ACT – SMITH ELECTRIC VEHICLES (SEV–US) MEDIUM DUTY ELECTRIC VEHICLE DEMONSTRATION PROJECT

For the Recipient		For the United States of America

22. Signature of Person Authorized to Sign		25. Signature of Grants/Agreements Officer

Signature on File

23. Name and Title	24 . Date Signed	26. Name of Officer	27. Date Signed

		DARLENE D. RIGGI	04/02/2010

NOT SPECIFIED /OTHER

NOT SPECIFIED /OTHER

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE 2 OF 2
DE-EE0002614

NAME OF OFFEROR OR CONTRACTOR

SMITH ELECTRIC VEHICLES US CORP.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
DUNS Number: 830377680
DOE Award Administrator: Carla Winaught,
Carla.Winaught@netl.doe.gov, (304) 285-4530

Recipient Business Director: Kevin Kelly,
*****

Block 9 Authority: PL 95-91 DOE Organization
Act, PL 111-5 American Recovery and Reinvestment
Act of 2009 and PL 109-58 Energy Policy Act of
2005

ASAP: NO Extent Competed: COMPETED Davis-Bacon
Act: NO
Delivery Location Code: 02605
U.S. DOE/NETL
Morgantown Campus
3610 Collins Ferry Road
PO Box 880
Morgantown WV 26507-0880

Fund: 05794 Appr Year: 2009 Allottee: 31 Report
Entity: 220520 Object Class: 25500 Program:
1005108 Project: 2004500 WFO: 0000000 Local Use:
0000000 TAS Agency: 89 TAS Account: 0331

JULY 2004

NOT SPECIFIED /OTHER

ASSISTANCE AGREEMENT

1. Award No.	2. Modification No.	3. Effective Date	4. CFDA No.

DE-EE0002614	001	09/10/2010	81.086

5. Awarded To	6. Sponsoring Office	7. Period of Performance

SMITH ELECTRIC VEHICLES US CORP.	U.S. DOE/NETL	04/01/2010
Attn: MARK AUBRY	Morgantown Campus	through
12200 NW AMBASSADOR DRIVE	3610 Collins Ferry Road	11/30/2013
KANSAS CITY MO 641631244	PO Box 880
Morgantown WV 26507-0880

8. Type of Agreement	9. Authority	10. Purchase Request or Funding Document No.

☒ Grant	31 USC 6304 See Page 2	10EE006857
☐ Cooperative Agreement	10 USC 2358
☐ Other

11. Remittance Address	12. Total Amount	13. Funds Obligated

SMITH ELECTRIC VEHICLES US CORP.	Govt. Share	: $32,000,000.00	This action	: $0.00
Attn: MARK AUBRY
12200 NW AMBASSADOR DRIVE
KANSAS CITY MO 641631244	Cost Share	: $36,007,348.00	Total	:
$32,000,000.00

Total	: $68,007,348.00

14. Principal Investigator	15. Program Manager	16. Administrator

Mr. Robin Mackie	SAMUEL P. TAYLOR	U.S. DOE/NETL
*****	Phone: *****	Morgantown Campus
3610 Collins Ferry Road
PO Box 880
Morgantown WV 26507-0880

17. Submit Payment Requests To	18. Paying Office	19. Submit Reports To

OR for NETL (Morgantown)	OR for NETL (Morgantown)	See Reporting
U.S. Department of Energy	U.S. Department of Energy	Requirements Checklist
Oak Ridge Financial Service Center	Oak Ridge Financial Service Center
P.O. Box 4787	P.O. Box 4787
Oak Ridge TN 37831	Oak Ridge TN 37831

20. Accounting and Appropriation Data

21. Research Title and/or Description of Project

RECOVERY ACT – SMITH ELECTRIC VEHICLES (SEV–US) MEDIUM DUTY ELECTRIC VEHICLE DEMONSTRATION PROJECT

For the Recipient		For the United States of America

22. Signature of Person Authorized to Sign		25. Signature of Grants/Agreements Officer

Signature on File

23. Name and Title	24 . Date Signed	26. Name of Officer	27. Date Signed

		ANGELA D. BOSLEY	09/10/2010

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE 2 OF 2
DE-EE0002614/001

NAME OF OFFEROR OR CONTRACTOR

SMITH ELECTRIC VEHICLES US CORP.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
DUNS Number: 830377680
DOE Award Administrator: Carla Winaught,
Carla.Winaught@netl.doe.gov, (304) 285-4530

Recipient Business Director: Kevin Kelly,
*****

Block 9 Authority: PL 95-91 DOE Organization Act, PL 111-5 American Recovery and Reinvestment Act of 2009 and PL 109-58 Energy Policy Act of2005

ASAP: NO Extent Competed: COMPETED Davis-Bacon Act: NO

As reflected in block 15 of the award cover page, the DOE Project Manager is changed from John J. Conley to Samuel Taylor. Except as provided herein, all other terms and conditions remain unchanged and in full force and effect. END OF AMENDMENT 001

Fund: 05794 Appr Year: 2009 Allottee: 31 Report Entity: 220520 Object Class: 25500 Program: 1005108 Project: 2004500 WFO: 0000000 Local Use: 0000000 TAS Agency: 89 TAS Account: 0331

JULY 2004

NOT SPECIFIED /OTHER

ASSISTANCE AGREEMENT

1. Award No.	2. Modification No.	3. Effective Date	4. CFDA No.

DE-EE0002614	002	01/20/2011	81.086

5. Awarded To	6. Sponsoring Office	7. Period of Performance

SMITH ELECTRIC VEHICLES US CORP.	U.S. DOE/NETL	04/01/2010
Attn: MARK AUBRY	Morgantown Campus	through
12200 NW AMBASSADOR DRIVE	3610 Collins Ferry Road	11/30/2013
KANSAS CITY MO 641631244	PO Box 880
Morgantown WV 26507-0880

8. Type of Agreement	9. Authority	10. Purchase Request or Funding Document No.

☒ Grant	31 USC 6304 See Page 2	11EE001844
☐ Cooperative Agreement	10 USC 2358
☐ Other

11. Remittance Address	12. Total Amount	13. Funds Obligated

SMITH ELECTRIC VEHICLES US CORP.	Govt. Share	: $32,000,000.00	This action	: $0.00
Attn: MARK AUBRY
12200 NW AMBASSADOR DRIVE
KANSAS CITY MO 641631244	Cost Share	: $36,007,348.00	Total	:
$32,000,000.00

Total	: $68,007,348.00

14. Principal Investigator	15. Program Manager	16. Administrator

Mr. Robin Mackie	SAMUEL P. TAYLOR	U.S. DOE/NETL
Phone: *****	Phone: *****	Morgantown Campus
3610 Collins Ferry Road
PO Box 880
Morgantown WV 26507-0880

17. Submit Payment Requests To	18. Paying Office	19. Submit Reports To

OR for NETL (Morgantown)	OR for NETL (Morgantown)	See Reporting Requirement
U.S. Department of Energy	U.S. Department of Energy	Checklist
Oak Ridge Financial Service Center	Oak Ridge Financial Service Center
P.O. Box 4787	P.O. Box 4787
Oak Ridge TN 37831	Oak Ridge TN 37831

20. Accounting and Appropriation Data

21. Research Title and/or Description of Project

RECOVERY ACT – SMITH ELECTRIC VEHICLES (SEV–US) MEDIUM DUTY ELECTRIC VEHICLE DEMONSTRATION PROJECT

For the Recipient		For the United States of America

22. Signature of Person Authorized to Sign		25. Signature of Grants/Agreements Officer

Signature on File

23. Name and Title	24. Date Signed	26. Name of Officer	27. Date Signed

		DARLENE D. RIGGI	01/20/2011

NOT SPECIFIED /OTHER

NOT SPECIFIED /OTHER

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE 2 OF 3
DE-EE0002614/002

NAME OF OFFEROR OR CONTRACTOR

SMITH ELECTRIC VEHICLES US CORP.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
DUNS Number: 830377680
SEE PAGE 3 FOR FULL TEXT TO THIS AMENDMENT

DOE Award Administrator: Carla Winaught,
Carla.Winaught@netl.doe.gov, (304) 285-4530

Recipient Business Officer: Dale Unglesbee,
*****

Block 9 Authority: PL 95-91 DOE Organization Act, PL 111-5 American Recovery and Reinvestment Act of 2009 and PL 109-58 Energy Policy Act of 2005

ASAP: NO Extent Competed: COMPETED Davis-Bacon
Act: NO PI: Robin Mackie
NEW ACCOUNTING CODE ADDED:
Account code:
Fund 05794
Appr Year 2009
Allottee 31
Reporting Entity 220520
Object Class 25500
Program 1005108
Project 2004500
Fund: 05794 Appr Year: 2009 Allottee: 31 Report
Entity: 220520 Object Class: 25500 Program:
1005108 Project: 2004500 WFO: 0000000 Local Use:0000000

JULY 2004

NOT SPECIFIED /OTHER

The purpose of this amendment is to revise the Recipient Business Officer and the CONDITIONS ON AWARD provision. Accordingly, the award is amended as follows:

1.              The Recipient Business Officer is hereby changed from Kevin Kelly to Dale Unglesbee as reflected on page 2 of this amendment.

2.              The text under CONDITIONS ON AWARD, Paragraph 2, Payment of Costs, is deleted in its entirety and replaced with the following text:

“DOE has obligated $32,000,000 for completion of the project authorized by this award. However, only $10,000,000 is available for work performed by the Recipient during the definitization period. In the event that the award is not definitized within 90 days of this amendment 002, and either party elects to declare the award terminated, the maximum DOE liability to the Recipient is DOE’s share of incurred costs up to $10,000,000 provided such costs are reasonable, allocable to the award, and allowable under the terms of the award and the applicable Federal Cost Principles. The Recipient may incur costs beyond this limit at its own risk, subject to later reimbursement by DOE in the event the project proceeds beyond the definitization period. DOE reserves the right to unilaterally deobligate the balance of funds obligated, but not authorized for expenditure, in the event the Conditions on Award and NEPA requirements are not satisfied.”

3.              Except as provided herein, all terms and conditions of the award shall remain unchanged and in full force and effect.

End of Amendment 002

NOT SPECIFIED /OTHER

ASSISTANCE AGREEMENT

1. Award No.	2. Modification No.	3. Effective Date	4. CFDA No.

DE-EE0002614	003	05/06/2010	81.086

5. Awarded To	6. Sponsoring Office	7. Period of Performance

SMITH ELECTRIC VEHICLES US CORP.	U.S. DOE/NETL	04/01/2010
Attn: MARK AUBRY	Morgantown Campus	through
12200 NW AMBASSADOR DRIVE	3610 Collins Ferry Road	11/30/2013
KANSAS CITY MO 641631244	PO Box 880
Morgantown WV 26507-0880

8. Type of Agreement	9. Authority	10. Purchase Request or Funding Document No.

☒ Grant	31 USC 6304 See Page 2
☐ Cooperative Agreement	10 USC 2358
☐ Other

11. Remittance Address	12. Total Amount	13. Funds Obligated

SMITH ELECTRIC VEHICLES US CORP.	Govt. Share	: $32,000,000.00	This action	: $0.00
Attn: MARK AUBRY
12200 NW AMBASSADOR DRIVE
KANSAS CITY MO 641631244	Cost Share	: $36,007,348.00	Total	:
$32,000,000.00

Total	: $68,007,348.00

14. Principal Investigator	15. Program Manager	16. Administrator

Mr. Robin Mackie	SAMUEL P. TAYLOR	U.S. DOE/NETL
Phone: *****	Phone: *****	Morgantown Campus
3610 Collins Ferry Road
PO Box 880
Morgantown WV 26507-0880

17. Submit Payment Requests To	18. Paying Office	19. Submit Reports To

OR for NETL (Morgantown)	OR for NETL (Morgantown)	See Reporting
U.S. Department of Energy	U.S. Department of Energy	Requirements Checklist
Oak Ridge Financial Service Center	Oak Ridge Financial Service Center
P.O. Box 4787	P.O. Box 4787
Oak Ridge TN 37831	Oak Ridge TN 37831

20. Accounting and Appropriation Data

See Schedule

21. Research Title and/or Description of Project

RECOVERY ACT – SMITH ELECTRIC VEHICLES (SEV–US) MEDIUM DUTY ELECTRIC VEHICLE DEMONSTRATION PROJECT

For the Recipient		For the United States of America

22. Signature of Person Authorized to Sign		25. Signature of Grants/Agreements Officer

Signature on File

23. Name and Title	24 . Date Signed	26. Name of Officer	27. Date Signed

		RAYMOND R. JARR	05/06/2011

NOT SPECIFIED /OTHER

NOT SPECIFIED /OTHER

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE 2 OF 2
DE-EE0002614/003

NAME OF OFFEROR OR CONTRACTOR

SMITH ELECTRIC VEHICLES US CORP.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
DUNS Number: 830377680
DOE Award Administrator: Carla Winaught,
Carla.Winaught@netl.doe.gov, (304) 285-4530

Recipient Business Officer: Dale Unglesbee,
*****

Block 9 Authority: PL 95-91 DOE Organization Act, PL 111-5 American Recovery and Reinvestment Act of 2009 and PL 109-58 Energy Policy Act of 2005

****************************************

The purpose of this amendment is to incorporate a revised Federal Assistance Reporting Checklist. The Federal Assistance Reporting Checklist is amended to incorporate the report Audit of For-Profit Recipients.

All other terms and conditions remain in full force and effect.

End of Amendment 003

****************************************

ASAP: NO Extent Competed: COMPETED Davis-Bacon Act: NO PI: Robin Mackie

JULY 2004

NOT SPECIFIED /OTHER

NOT SPECIFIED /OTHER

ASSISTANCE AGREEMENT

1. Award No.	2. Modification No.	3. Effective Date	4. CFDA No.

DE-EE0002614	004	05/24/2011	81.086

5. Awarded To	6. Sponsoring Office	7. Period of Performance

SMITH ELECTRIC VEHICLES US CORP.	U.S. DOE/NETL	04/01/2010
Attn: MARK AUBRY	Morgantown Campus	through
12200 NW AMBASSADOR DRIVE	3610 Collins Ferry Road	11/30/2013
KANSAS CITY MO 641631244	PO Box 880
Morgantown WV 26507-0880

8. Type of Agreement	9. Authority	10. Purchase Request or Funding Document No.

☒ Grant	31 USC 6304 See Page 2	11EE004310
☐ Cooperative Agreement	10 USC 2358
☐ Other

11. Remittance Address	12. Total Amount	13. Funds Obligated

SMITH ELECTRIC VEHICLES US CORP.	Govt. Share	: $32,000,000.00	This action	: $0.00
Attn: MARK AUBRY
12200 NW AMBASSADOR DRIVE
KANSAS CITY MO 641631244	Cost Share	: $36,007,348.00	Total	:
$32,000,000.00

Total	: $68,007,348.00

14. Principal Investigator	15. Program Manager	16. Administrator

Mr. Robin Mackie	SAMUEL P. TAYLOR	U.S. DOE/NETL
Phone: *****	Phone: *****	Morgantown Campus
3610 Collins Ferry Road
PO Box 880
Morgantown WV 26507-0880

17. Submit Payment Requests To	18. Paying Office	19. Submit Reports To

OR for NETL (Morgantown)	OR for NETL (Morgantown)	See Reporting
U.S. Department of Energy	U.S. Department of Energy	Requirements Checklist
Oak Ridge Financial Service Center	Oak Ridge Financial Service Center
P.O. Box 4787	P.O. Box 4787
Oak Ridge TN 37831	Oak Ridge TN 37831

20. Accounting and Appropriation Data

21. Research Title and/or Description of Project

RECOVERY ACT – SMITH ELECTRIC VEHICLES (SEV–US) MEDIUM DUTY ELECTRIC VEHICLE DEMONSTRATION PROJECT

For the Recipient		For the United States of America

22. Signature of Person Authorized to Sign		25. Signature of Grants/Agreements Officer

Signature on File

23. Name and Title	24 . Date Signed	26. Name of Officer	27. Date Signed

		DARLENE D. RIGGI	05/24/2011

NOT SPECIFIED /OTHER

NOT SPECIFIED /OTHER

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE 2 OF 3
DE-EE0002614/004

NAME OF OFFEROR OR CONTRACTOR

SMITH ELECTRIC VEHICLES US CORP.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
DUNS Number: 830377680
See Page 3 for full text to this amendment.

****************************************

DOE Award Administrator: Carla Winaught,
Carla.Winaught@netl.doe.gov, (304) 285-4530

Recipient Business Officer: Dale Unglesbee,
*****

Block 9 Authority: PL 95-91 DOE Organization
Act, PL 111-5 American Recovery and Reinvestment
Act of 2009 and PL 109-58 Energy Policy Act of
2005

ASAP: NO Extent Competed: COMPETED Davis-Bacon
Act: NO PI: Robin Mackie
LIST OF CHANGES:
Fund: 05794 Appr Year: 2009 Allottee: 31 Report
Entity: 220520 Object Class: 25500 Program:
1005108 Project: 2004500 WFO: 0000000 Local Use:
0000000

JULY 2004

NOT SPECIFIED /OTHER

The purpose of this amendment is to revise the CONDITIONS ON AWARD provision. Accordingly, the award is amended as follows:

1.              The text under CONDITIONS ON AWARD, Paragraph 2, Payment of Costs, is deleted in its entirety and replaced with the following text:

“DOE has obligated $32,000,000 for completion of the project authorized by this award. However, only $15,000,000 is available for work performed by the Recipient during the definitization period. In the event that the award is not definitized within 90 days of this amendment 004, and either party elects to declare the award terminated, the maximum DOE liability to the Recipient is DOE’s share of incurred costs up to $15,000,000 provided such costs are reasonable, allocable to the award, and allowable under the terms of the award and the applicable Federal Cost Principles. The Recipient may incur costs beyond this limit at its own risk, subject to later reimbursement by DOE in the event the project proceeds beyond the definitization period. DOE reserves the right to unilaterally deobligate the balance of funds obligated, but not authorized for expenditure, in the event the Conditions on Award and NEPA requirements are not satisfied.”

2.              Except as provided herein, all terms and conditions of the award shall remain unchanged and in full force and effect.

End of Amendment 004

ASSISTANCE AGREEMENT

1. Award No.	2. Modification No.	3. Effective Date	4. CFDA No.

DE-EE0002614	005	07/12/2011	81.086

5. Awarded To	6. Sponsoring Office	7. Period of Performance

SMITH ELECTRIC VEHICLES US CORP.	U.S. DOE/NETL	04/01/2010
Attn: MARK AUBRY	Morgantown Campus	through
12200 NW AMBASSADOR DRIVE	3610 Collins Ferry Road	11/30/2013
KANSAS CITY MO 641631244	PO Box 880
Morgantown WV 26507-0880

8. Type of Agreement	9. Authority	10. Purchase Request or Funding Document No.

☒ Grant	31 USC 6304 See Page 2	11EE004961
☐ Cooperative Agreement	10 USC 2358
☐ Other

11. Remittance Address	12. Total Amount	13. Funds Obligated

SMITH ELECTRIC VEHICLES US CORP.	Govt. Share	: $32,000,000.00	This action	: $0.00
Attn: MARK AUBRY
12200 NW AMBASSADOR DRIVE
KANSAS CITY MO 641631244	Cost Share	: $36,007,348.00	Total	:
$32,000,000.00

Total	: $68,007,348.00

14. Principal Investigator	15. Program Manager	16. Administrator

Mr. Robin Mackie	John J. Conley	U.S. DOE/NETL
*****	Phone: *****	Morgantown Campus
3610 Collins Ferry Road
PO Box 880
Morgantown WV 26507-0880

17. Submit Payment Requests To	18. Paying Office	19. Submit Reports To

OR for NETL (Morgantown)	OR for NETL (Morgantown)	See Reporting
U.S. Department of Energy	U.S. Department of Energy	Requirements Checklist
Oak Ridge Financial Service Center	Oak Ridge Financial Service Center
P.O. Box 4787	P.O. Box 4787
Oak Ridge TN 37831	Oak Ridge TN 37831

20. Accounting and Appropriation Data

21. Research Title and/or Description of Project

RECOVERY ACT – SMITH ELECTRIC VEHICLES (SEV–US) MEDIUM DUTY ELECTRIC VEHICLE DEMONSTRATION PROJECT

For the Recipient		For the United States of America

22. Signature of Person Authorized to Sign		25. Signature of Grants/Agreements Officer

Signature on File

23. Name and Title	24 . Date Signed	26. Name of Officer	27. Date Signed

		Susan Miltenberger	07/12/2011

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE 2 OF 2
DE-EE0002614 / 005

NAME OF OFFEROR OR CONTRACTOR

SMITH ELECTRIC VEHICLES US CORP.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
DUNS Number: 830377680
DOE Award Administrator: Carla Winaught,
Carla.Winaught@netl.doe.gov, (304) 285-4530

Recipient Business Officer: Dale Unglesbee,
*****

Block 9 Authority: PL 95-91 DOE Organization
Act, PL 111-5 American Recovery and Reinvestment
Act of 2009 and PL 109-58 Energy Policy Act of
2005

ASAP: NO Extent Competed: COMPETED Davis-Bacon
Act: NO PI: Robin Mackie

*******************************************
As reflected in block 15 of the award cover page,
the DOE Program Manager is changed from Samuel
Taylor to John J. Conley, 304-285-2023,
john.conley@netl.doe.gov.

END OF AMENDMENT 005

*******************************************
Fund: 05794 Appr Year: 2009 Allottee: 31 Report
Entity: 220520 Object Class: 25500 Program:
1005108 Project: 2004500 WFO: 0000000 Local Use:
0000000

JULY 2004

NOT SPECIFIED /OTHER

ASSISTANCE AGREEMENT

1. Award No.	2. Modification No.	3. Effective Date	4. CFDA No.

DE-EE0002614	006	08/16/2011	81.086

5. Awarded To	6. Sponsoring Office	7. Period of Performance

SMITH ELECTRIC VEHICLES US CORP.	U.S. DOE/NETL	04/01/2010
Attn: MARK AUBRY	Morgantown Campus	through
12200 NW AMBASSADOR DRIVE	3610 Collins Ferry Road	11/30/2014
KANSAS CITY MO 641631244	PO Box 880
Morgantown WV 26507-0880

8. Type of Agreement	9. Authority	10. Purchase Request or Funding Document No.

☒ Grant	31 USC 6304 See Page 2	11EE006202
☐ Cooperative Agreement	10 USC 2358
☐ Other

11. Remittance Address	12. Total Amount	13. Funds Obligated

SMITH ELECTRIC VEHICLES US CORP.	Govt. Share	: $32,000,000.00	This action	: $0.00
Attn: MARK AUBRY
12200 NW AMBASSADOR DRIVE
KANSAS CITY MO 641631244	Cost Share	: $36,007,348.00	Total	:
$32,000,000.00

Total	: $68,007,348.00

14. Principal Investigator	15. Program Manager	16. Administrator

Mr. Robin Mackie	John J. Conley	U.S. DOE/NETL
Phone: *****	Phone: *****	Morgantown Campus
3610 Collins Ferry Road
PO Box 880
Morgantown WV 26507-0880

17. Submit Payment Requests To	18. Paying Office	19. Submit Reports To

OR for NETL (Morgantown)	OR for NETL (Morgantown)	See Reporting
U.S. Department of Energy	U.S. Department of Energy	Requirements Checklist
Oak Ridge Financial Service Center	Oak Ridge Financial Service Center
P.O. Box 4787	P.O. Box 4787
Oak Ridge TN 37831	Oak Ridge TN 37831

20. Accounting and Appropriation Data

21. Research Title and/or Description of Project

RECOVERY ACT – SMITH ELECTRIC VEHICLES (SEV–US) MEDIUM DUTY ELECTRIC VEHICLE DEMONSTRATION PROJECT

For the Recipient		For the United States of America

22. Signature of Person Authorized to Sign		25. Signature of Grants/Agreements Officer

Signature on File

23. Name and Title	24 . Date Signed	26. Name of Officer	27. Date Signed

		Susan Miltenberger	08/16/2011

NOT SPECIFIED /OTHER

NOT SPECIFIED /OTHER

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE 2 OF 3
DE-EE0002614/006

NAME OF OFFEROR OR CONTRACTOR

SMITH ELECTRIC VEHICLES US CORP.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
DUNS Number: 830377680
See Page 3 for full text to this amendment

******************************************

DOE Award Administrator: Carla Winaught,
Carla.Winaught@netl.doe.gov, (304) 285-4530

Recipient Business Officer: Dale Unglesbee,
*****

Block 9 Authority: PL 95-91 DOE Organization Act, PL 111-5 American Recovery and Reinvestment Act of 2009 and PL 109-58 Energy Policy Act of 2005

ASAP: NO Extent Competed: COMPETED Davis-Bacon
Act: NO PI: Robin Mackie
Fund: 05794 Appr Year: 2009 Allottee: 31 Report Entity: 220520 Object Class: 25500 Program: 1005108 Project: 2004500 WFO: 0000000 Local Use: 0000000

JULY 2004

NOT SPECIFIED /OTHER

The purpose of this amendment is to authorize a no cost extension, revise the CONDITIONS ON AWARD provision and the Statement of Project Objectives (SOPO). Accordingly, the award is amended as follows:

1.     As reflected in Block 7 of the Assistance Agreement cover page, the Period of Performance is hereby revised from “04/01/2010 to 11/30/2013” to “04/01/2010 to 11/30/2014”.

2.     The text under CONDITIONS ON AWARD, Paragraph 2, Payment of Costs, is deleted in its entirety and replaced with the following text:

“DOE has obligated $32,000,000 for completion of the project authorized by this award. However, only $19,000,000 is available for work performed by the Recipient during the definitization period. In the event that the award is not definitized within 90 days of this amendment 006, and either party elects to declare the award terminated, the maximum DOE liability to the Recipient is DOE’s share of incurred costs up to $19,000,000 for direct costs only provided such costs are reasonable, allocable to the award, and allowable under the terms of the award and the applicable Federal Cost Principles. The Recipient may incur costs beyond this limit at its own risk, subject to later reimbursement by DOE in the event the project proceeds beyond the definitization period. DOE reserves the right to unilaterally deobligate the balance of funds obligated, but not authorized for expenditure, in the event the Conditions on Award and NEPA requirements are not satisfied.”

3.     Attachment 2, Statement of Project Objectives is deleted in its entirety and replaced with the attached Statement of Project Objectives. The only change to the SOPO is the removal of the production schedule on Task 3, Fleet Build and Deployment Program.

4.     Except as provided herein, all terms and conditions of the award shall remain unchanged and in full force and effect.

End of Amendment 006

ASSISTANCE AGREEMENT

6. Sponsoring Office
Energy Effcy & Renewable Energy

8. Type of Agreement
- [X] Grant
- [ ] Cooperative Agreement
- [ ] Other

9. Authority
See Page 2

10. Purchase Request or Funding Document No.
See Schedule

12. Total Amount
Govt. Share: $32,000,000.00
Cost Share : $37,474,772.00
Total : $69,474,772.00

13. Funds Obligated
This action: $0.00
Total : $32,000,000.00

14. Principal Investigator
Mr. Robin Mackie
*****

15. Program Manager
Nicholas D'Amico
Phone: *****

19. Submit Reports To
See Reporting Requirements Checklist

20. Accounting and Appropriation Data

1. Award No. 2. Modification No. 3. Effective Date 4. CFDA No. DE-EE0002614 007 02/10/2012 81.086 ASSISTANCE AGREEMENT 12200 NW AMBASSADOR DRIVE 7. Period of Performance 04/01/2010 through 11/30/2014 6. Sponsoring Office Energy Effcy & Renewable Energy KANSAS CITY MO 641631244 Attn: MARK AUBRY SMITH ELECTRIC VEHICLES US CORP. 5. Awarded To Other Cooperative Agreement Grant See Page 2 See Schedule 10. Purchase Request or Funding Document No. 9. Authority 8. Type of Agreement X 11. Remittance Address 12. Total Amount 13. Funds Obligated SMITH ELECTRIC VEHICLES US CORP. Attn: MARK AUBRY KANSAS CITY MO 641631244 Govt. Share: $32,000,000.00 Cost Share : $37,474,772.00 Total : $69,474,772.00 This action: $0.00 Total : $32,000,000.00 12200 NW AMBASSADOR DRIVE Nicholas D'Amico Morgantown WV 26507-0880 PO Box 880 3610 Collins Ferry Road Morgantown Campus U.S. DOE/NETL Phone: ***** Phone: ***** Mr. Robin Mackie 14. Principal Investigator 15. Program Manager 16. Administrator P.O. Box 4787 Requirements Checklist See Reporting OR for NETL (Morgantown) U.S. Department of Energy Oak Ridge Financial Service Center Oak Ridge TN 37831 Oak Ridge TN 37831 P.O. Box 4787 Oak Ridge Financial Service Center U.S. Department of Energy OR for NETL (Morgantown) 19. Submit Reports To 18. Paying Office 17. Submit Payment Requests To 20. Accounting and Appropriation Data 21. Research Title and/or Description of Project RECOVERY ACT - SMITH ELECTRIC VEHICLES (SEV-US) MEDIUM DUTY ELECTRIC VEHICLE DEMONSTRATION PROJECT For the Recipient For the United States of America 22. Signature of Person Authorized to Sign 25. Signature of Grants/Agreements Officer 23. Name and Title 24. Date Signed 26. Name of Officer 27. Date Signed Kelly A. McDonald 02/10/2012 Signature on File

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED NAME OF OFFEROR OR CONTRACTOR AMOUNT UNIT PRICE UNIT QUANTITY SUPPLIES/SERVICES ITEM NO. PAGE OF (A) (B) (C) (E) (F) DE-EE0002614/007 2 4 SMITH ELECTRIC VEHICLES US CORP. (D) DUNS Number: 830377680 See Page 3 for full text to this amendment ****************************************** DOE Award Administrator: Carla Winaught, Carla.Winaught@netl.doe.gov, (304) 285-4530 Recipient Business Officer: Dale Unglesbee, ***** Block 9 Authority: PL 95-91 DOE Organization Act, PL 111-5 American Recovery and Reinvestment Act of 2009 and PL 109-58 Energy Policy Act of 2005 ASAP: NO Extent Competed: COMPETED Davis-Bacon Act: NO PI: Robin Mackie Fund: 05794 Appr Year: 2009 Allottee: 31 Report Entity: 220520 Object Class: 25500 Program: 1005108 Project: 2004500 WFO: 0000000 Local Use: 0000000 JULY 2004

Award No. DE-EE0002614

Amendment 007

The purpose of this amendment is to make administrative changes, change the Program Manager, remove the Condition on Award, define indirect and fringe benefit rates, and revise the Statement of Project Objectives (SOPO) and the budget.  Accordingly, the award is amended as follows:

1.               As reflected in Block 6 of the Assistance Agreement cover page, the Sponsoring Office is changed from U.S. DOE/NETL to Energy Efficiency and Renewable Energy.

2.               As reflected in Block 9 of the Assistance Agreement cover page, an administrative correction is made to remove the United States Code authorities from the award cover page.  The Recipient should “See Page 2” for the applicable authorities for this award.

3.               As reflected in Block 12 of the Assistance Agreement cover page, the Total Project Value has increased by $1,467,424 from $68,007,348 to $69,474,772 and the Recipient Share is increased by $1,467,424 from $36,007,348 to $37,424,772.

4.               As reflected in Block 15 of the Assistance Agreement cover page, the Program Manager is changed from John J. Conley to Nicolas D’Amico.

5.               The Contracting Officer has determined that the Recipient has satisfactorily resolved all issues with the Accounting System Review; therefore, Conditions on Award, including the Accounting System Review and Payment of Costs, has been removed.  Obligations of $32,000,000 are available for work performed under this agreement.  The Recipient is authorized to invoice DOE for indirect and fringe benefit costs at the following rates:

		2011
	2010	(provisional)	Base
Fringe Benefit Rate	29.34%	29%	Direct & indirect salaries/wages
Manufacturing Overhead	128.40%	100%	Mfg. Direct Labor Dollars + Contractor Labor Dollars
Engineering/PM Overhead	99.81%	90%	Engineering/PM Direct Labor Dollars + Contractor Labor Dollars
General & Administrative	12.67%	7.50%	Total Cost Input (Direct labor, applied Overhead, Contractor Labor + Direct Material)

Provisional billing rates for subsequent years will be determined upon receipt of a documented rate request based on the current year’s budget from the recipient.

6.               The table in the Provision “Cost Sharing FFRDC’s Not Involved” is deleted in its entirety and replaced with the following:

“

	Budget
Budget	Period	Government Share	Recipient Share	Total Estimated
Period	Start	$/%	$/%	Cost
1	4/1/2010	$32,000,000 / 46%	$37,474,772 / 54%	$69,474,772

”

7.               Attachment 2, Statement of Project Objectives is deleted in its entirety and replaced with the attached Statement of Project Objectives.  The changes to the SOPO include the addition of a step-through van, shuttle bus, and school bus, and changes to subtask 5.5.  In addition, the vehicle class has changed from “3 through 7” to “4 through 7”.

Award No. DE-EE0002614

Amendment 007

8.               Attachment 4, Budget Page(s), is deleted in its entirety and replaced with the attached Budget Page(s).

9.               Except as provided herein, all terms and conditions of the award shall remain unchanged and in full force and effect.

End of Amendment 007